WESTPEAK ACTIVEBETA® EQUITY FUND

Supplement dated February 10, 2012 to the Class A and C Summary Prospectus, the Class Y Summary Prospectus, the Class A and C Prospectus, the Class Y Prospectus and the Natixis Funds Statement of Additional Information, each dated May 1, 2011, as may be revised or supplemented from time to time.

Effective February 13, 2012, NGAM Distribution, L.P. will no longer accept investments in the Fund from new investors or accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.